UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 16, 2008

INTERNATIONAL RECTIFIER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-7935	95-1528961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 Kansas Street, El Segundo, California 90245

(Address of Principal Executive Offices) (Zip Code)

(310) 726-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On September 16, 2008, at 9:00 A. M. Eastern Daylight Time, International Rectifier Corporation (the “Company”) conducted a publicly-available conference call pursuant to a notice of the date, time and means of accessing the live webcast that had been disseminated promptly at the time the Company filed its Annual Report on Form 10-K for its fiscal year ended June 30, 2008 with the Securities and Exchange Commission (“SEC”) on Monday, September 15, 2008. A transcript of the conference call is furnished as Exhibit 99.1.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Furnished herewith is Exhibit 99.1 Transcript of publicly available Company conference call held September 16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2008	INTERNATIONAL RECTIFIER CORPORATION

	By:	/s/ Tim Bixler
	Name:	Tim Bixler
	Title:	Vice President,
General Counsel and Secretary